SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 5, 2006

TransTechnology Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Liberty Ave, Union, New Jersey	07083

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 688-2440

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01 Other Events
Subsequent to the distribution of our 2006 Proxy Statement, we received feedback from Institutional Shareholder Services regarding our 2006 Long Term Incentive Plan (the “Plan”), which has been approved by our Board of Directors and proposed for ratification and approval by the company’s stockholders at the 2006 Annual Meeting. Effective July 5, 2006, our Board of Directors approved modification of the Plan as follows:
     Section 5 of the Plan was amended to delete the following provision:
"(j) Buyout Provisions. The Committee may at any time offer to purchase from a participant Common Stock, Restricted Stock or an Option previously granted that is exercisable and has not expired, based on such terms and conditions as the Committee shall establish and communicate to the participant at the time that such offer is made.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSTECHNOLOGY CORPORATION
By:	/s/ Joseph F. Spanier

Joseph F. Spanier, Vice President, Chief Financial Officer and Treasurer
Date: July 6, 2006

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